                        CONSENT TO BE NAMED AS A DIRECTOR
                                       OF
                            ALARMGUARD HOLDINGS, INC.

      The undersigned hereby consents to be named in the Registration Statement on Form S-4 to be filed by Triton Group, Ltd. with the Securities and Exchange Commission, as a director of Alarmguard Holdings, Inc.


                                      /s/ Russell R. MacDonnell
                                    --------------------------------
                                    Russell R. MacDonnell